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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 13, 2004 (May 13, 2004)


                        State Auto Financial Corporation
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             (Exact name of registrant as specified in its charter)

                                      Ohio
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                 (State or other jurisdiction of incorporation)

          0-19289                                       31-1324304
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   (Commission File Number)                   (IRS Employer Identification No.)


                518 East Broad Street, Columbus, Ohio 43215-3976
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               (Address of principal executive offices) (zip code)


       Registrant's telephone number, including area code: (614) 464-5000
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                                       N/A
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          (Former name or former address, if changed since last report)




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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         As previously reported, on October 16, 2003, State Auto Financial Corporation ("State Auto Financial"), State Automobile Mutual Insurance Company ("State Auto Mutual"), and their respective directors filed a complaint against Gregory M. Shepard and his company in the Common Pleas Court of Franklin County, Ohio (the "Court"), seeking (1) declaratory relief that neither State Auto Financial, State Auto Mutual, nor their respective directors and officers violated any fiduciary duties to Mr. Shepard, his company, or State Auto Financial's minority shareholders in responding to a tender offer commenced by Mr. Shepard and his company for State Auto Financial's common shares (the "Shepard tender offer"); (2) declaratory relief that neither State Auto Financial nor its directors and officers have an obligation to call a meeting of shareholders under Ohio's Control Share Acquisition statute with respect to the Shepard tender offer; and (3) compensatory damages in favor of State Auto Financial and State Auto Mutual from Mr. Shepard and his company for knowingly making misrepresentations in connection with their control bid in violation of Ohio's control bid statute. Also as previously reported, on December 19, 2003, Mr. Shepard and his company filed a counterclaim against State Auto Financial, State Auto Mutual, and their respective directors seeking (1) a declaratory judgment requiring State Auto Financial to call a meeting of shareholders under Ohio's Control Share Acquisition statute with respect to the Shepard tender offer; (2) injunctive relief to enjoin State Auto Financial, State Auto Mutual, and their respective directors and employees from taking actions that would have the effect of impeding or interfering with the Shepard tender offer; and (3) compensatory damages from State Auto Mutual, State Auto Mutual's directors, and State Auto Financial's directors for the alleged breach of their fiduciary duties. Mr. Shepard and his company announced the termination of the Shepard tender offer on May 10, 2004.

         On May 13, 2004, the Court entered an order (1) dismissing with prejudice all counterclaims against State Auto Financial, State Auto Mutual, and their respective directors, and (2) dismissing without prejudice all claims for declaratory relief against Mr. Shepard and his company. The only remaining claim before the Court in this action is for compensatory damages in favor of State Auto Financial and State Auto Mutual against Mr. Shepard and his company for knowingly making misrepresentations in connection with their control bid in violation of Ohio's control bid statute. This action will remain pending before the Court for trial on this claim, with a new schedule for discovery and trial to be set by the Court at a later date.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     State Auto Financial Corporation


Date: May 13, 2004                   By  /s/ Robert H. Moone
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                                         Robert H. Moone, President and
                                         Chief Executive Officer






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